UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

December 11, 2019

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

OWENS-ILLINOIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (Owens-Illinois, Inc.) Delaware (Owens-Illinois Group, Inc.) (State or other jurisdiction of incorporation)	1-9576 33-13061 (Commission File Number)	22-2781933 34-1559348 (IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value per share, of Owens-Illinois, Inc.	OI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A DEFINITIVE AGREEMENT.

On December 12, 2019, Owens-Illinois, Inc. (“O-I” or the “Company”) announced that, as of 5:00 p.m., New York City time, on December 11, 2019, each of Owens-Brockway Glass Container Inc. (“OBGC”) and OI European Group B.V. (“OIEG”), each an indirect wholly owned subsidiary of the Company, had received the requisite consents in its previously announced solicitations (the “Consent Solicitations”) of consents to amend the indentures governing OBGC’s 5.000% Senior Notes due 2022, OBGC’s 5.875% Senior Notes due 2023, OBGC’s 5.375% Senior Notes due 2025, OBGC’s 6.375% Senior Notes due 2025, OIEG’s 4.875% Senior Notes due 2021, OIEG’s 4.000% Senior Notes due 2023 and OIEG’s 3.125% Senior Notes due 2024 (collectively, the “Notes”), upon the terms and subject to the conditions set forth in the consent solicitation statement dated December 4, 2019.

Accordingly, on December 11, 2019, OBGC and U.S. Bank National Association, (the “U.S. Trustee”), as trustee, entered into (i) a second supplemental indenture (the “OBGC 2014 Supplemental Indenture”) to the indenture, dated as of December 3, 2014, by and among OBGC, the guarantors named therein and the U.S. Trustee, with respect to OBGC’s (a) 5.000% Senior Notes due 2022 and (b) 5.375% Senior Notes due 2025, reflecting certain amendments and waivers (the “Proposed Amendments and Waivers”) made to facilitate the implementation of the Corporate Modernization (as defined below) and (ii) a second supplemental indenture (the “OBGC 2015 Supplemental Indenture”) to the indenture, dated as of August 24, 2015, by and among OBGC, the guarantors named therein and the U.S. Trustee, with respect to OBGC’s (a) 5.875% Senior Notes due 2023 and (b) 6.375% Senior Notes due 2025, reflecting the Proposed Amendments and Waivers.

In addition, on December 11, 2019, OIEG and Deutsche Trustee Company Limited (“Deutsche Trustee Company Limited”), as trustee, entered into (i) a second supplemental indenture (the “OIEG 2013 Supplemental Indenture”) to the indenture, dated as of March 22, 2013, by and among OIEG, the guarantors named therein, Deutsche Trustee Company Limited, Deutsche Bank AG, London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A., as Luxembourg transfer agent and registrar, with respect to OIEG’s 4.875% Senior Notes due 2021, reflecting the Proposed Amendments and Waivers and (ii) a first supplemental indenture (the “OIEG 2016 Supplemental Indenture”) to the indenture, dated as of November 3, 2016, by and among OIEG, the guarantors named therein, Deutsche Trustee Company Limited, Deutsche Bank AG, London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A., as Luxembourg transfer agent and registrar, with respect to OIEG’s 3.125% Senior Notes due 2024, reflecting the Proposed Amendments and Waivers.

In addition, on December 11, 2019, OIEG and Deutsche Bank Trust Company Americas (“Deutsche Bank Trust Company Americas”), as trustee, entered into a first supplemental indenture (the “OIEG 2017 Supplemental Indenture” and, together with the OBGC 2014 Supplemental Indenture, the OBGC 2015 Supplemental Indenture, the OIEG 2013 Supplemental Indenture and the OIEG 2016 Supplemental Indenture, the “Supplemental Indentures”) to the indenture, dated as of December 12, 2017, by and among OIEG, the guarantors named therein and Deutsche Bank Trust Company Americas, with respect to OIEG’s 4.000% Senior Notes due 2023, reflecting the Proposed Amendments and Waivers.

The Corporate Modernization, if implemented, would include the creation of a new holding company, O-I Glass, Inc. (“O-I Glass”), which would become the new parent company of O-I, replacing O-I as the public company trading on the New York Stock Exchange under O-I’s current ticker symbol, “OI,” and the automatic conversion of each outstanding share of O-I’s common stock into the right to receive a share of common stock of O-I Glass on a one-for-one basis (the “Reorganization”). Following the Reorganization, the old parent company would distribute the capital stock of Owens-Illinois Group, Inc. (“OI Group”) to O-I Glass, as a result of which OI Group would be a direct wholly owned subsidiary of O-I Glass (the “Distribution” and, together with the Reorganization and related transactions, the “Corporate Modernization”). The Corporate Modernization, if implemented, would be expected to be completed by the end of 2019.

The Company believes that the Corporate Modernization would improve the Company’s operating efficiency and cost structure, while ensuring the Company remains well-positioned to address its legacy liabilities.

It is not expected that the Corporate Modernization would result in any change in the public company’s directors, executive officers, management or business, or would impact the timing of the declaration and payment of regular quarterly dividends, or, from a credit perspective, would affect cash flow support from subsidiaries or change the credit group for purposes of the senior notes issued by the Company’s subsidiaries or the Company’s bank credit agreement. It is intended that the Corporate Modernization, if implemented, should be a tax-free transaction for U.S. federal income tax purposes for O-I and O-I’s stockholders.

Each Supplemental Indenture was effective upon execution and became operative on December 13, 2019, upon satisfaction of the remaining conditions to the relevant Consent Solicitation and payment of the consent fees with respect to the relevant Notes for which consents to the Proposed Amendments and Waivers were validly delivered and not revoked prior to the expiration of the relevant Consent Solicitation.

A copy of the OBGC 2014 Supplemental Indenture is attached hereto as Exhibit 4.1, a copy of the OBGC 2015 Supplemental Indenture is attached hereto as Exhibit 4.2, a copy of the OIEG 2013 Supplemental Indenture is attached hereto as Exhibit 4.3, a copy of the OIEG 2016 Supplemental Indenture is attached hereto as Exhibit 4.4, and a copy of the OIEG 2017 Supplemental Indenture is attached hereto as Exhibit 4.5, and each is incorporated by reference herein. The foregoing description of the Supplemental Indentures does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Supplemental Indentures.

ITEM 7.01	REGULATION FD DISCLOSURE.

On December 12, 2019, the Company issued a press release announcing the receipt of the requisite consents with respect to each of the previously announced Consent Solicitations and the entry into the Supplemental Indentures. In addition, the press release announced that the Consent Solicitations had expired at 5:00 p.m., New York City time, on December 11, 2019.

A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

This current report is for information purposes only and is neither an offer to sell nor a solicitation of an offer to buy any security. This current report is also not a solicitation of consents with respect to the Proposed Amendments and Waivers or any securities. The Consent Solicitations were not made in any jurisdiction in which, or to, or from any person to or from whom, it is unlawful to make such solicitation under applicable state or foreign securities or “blue sky” laws.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit
No.	Description
4.1	Second supplemental indenture, dated as of December 11, 2019, by and among Owens-Brockway Glass Container Inc., as issuer, and U.S. Bank National Association, as trustee, to the indenture, dated as of December 3, 2014, by and among Owens-Brockway Glass Container Inc., as issuer, the guarantors party thereto and U.S. Bank National Association, as trustee.

4.2	Second supplemental indenture, dated as of December 11, 2019, by and among Owens-Brockway Glass Container Inc., as issuer, and U.S. Bank National Association, as trustee, to the indenture, dated as of August 24, 2015, by and among Owens-Brockway Glass Container Inc., as issuer, the guarantors party thereto and U.S. Bank National Association, as trustee.

4.3	Second supplemental indenture, dated as of December 11, 2019, by and among OI European Group B.V., as issuer, and Deutsche Trustee Company Limited, as trustee, to the indenture, dated as of March 22, 2013, by and among the OI European Group B.V., as issuer, the guarantors party thereto, Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A., as Luxembourg transfer agent and registrar.

4.4	First supplemental indenture, dated as of December 11, 2019, by and among OI European Group B.V., as issuer, and Deutsche Trustee Company Limited, as trustee, to the indenture, dated as of November 3, 2016, by and among the OI European Group B.V., as issuer, the guarantors party thereto, Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A., as Luxembourg transfer agent and registrar.

4.5	First supplemental indenture, dated as of December 11, 2019, by and among OI European Group B.V., as issuer, and Deutsche Bank Trust Company Americas, as trustee, to the indenture, dated as of December 12, 2017, by and among the OI European Group B.V., as issuer, the guarantors party thereto, Deutsche Bank Trust Company Americas, as trustee.

99.1	Press Release, dated December 12, 2019.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: December 16, 2019	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS GROUP, INC.

Date: December 16, 2019	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	President and Chief Financial Officer